

INTERNATIONAL PAPER

John V. Faraci
EVP & CFO

James P. Melican
EVP

Fourth Quarter 2002
Addition to Legal Reserve

January 16, 2002

Forward Looking Statement

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Certain statements contained in this press release, including statements regarding future liability associated with the products covered by the settlement agreements described herein, that are not historical are forward-looking statements. These statements are subject to risks and uncertainties that could cause actual results to differ materially, including whether the company will recover expected insurance proceeds, whether actual claims rates will be in line with assumed claims rates, whether amounts paid in connection with claims will be consistent with projected amounts, whether the mix of claims among the products covered by the settlement agreements will be as anticipated, and whether in light of these and other variables, additional reserves will be required. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Siding/Roofing Litigation
Background

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- 1996-97 Naef Case – Hardboard Siding
  - Alabama Nationwide Class Action
  - Settled on January 15, 1998
  - Agreed to pay compensation to class members demonstrating proof of damage on a claims-made basis
- 1997 Cosby Case – Omniwood Siding

  1995 Smith Case – Woodruf Roofing
  - Settled Omniwood and Woodruf cases on January 6, 1999

Siding/Roofing Litigation

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Final date for filing claims under settlement agreement

- Hardboard Siding
  - 1980s product — January 2005
  - 1990s product — January 2008
- Omniwood Siding — January 2009
- Woodruf Roofing
  - 1980s product — January 2006
  - 1990s product — January 2009

Reserve Analysis

1997 – December 2002

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	$ Millions
Provisions Taken	576
Payments	(688)
Financial Collar Reimbursement	100
Insurance Collections	61
Other	8
Reserve Balance as of 12/31/02 before Adjustment	57

Payments by Quarter

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Payments have averaged $42 million per quarter


$ millions
Amount Paid
60
50
40
30
20
10
0
36
29
44
33
51
52
39
36
44
44
55
42
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02

Trend is flat

Payments (1997- 2002)

Majority of claims are Hardboard Siding

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Woodruf/
Omniwood
15%
Hardboard Siding
85%

Payments – Hardboard Siding

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Majority of hardboard siding payments for 1980s product



1980s
1990s
100%
80%
60%
40%
20%
0%
82
86
87
84
1999
2000
2001
2002

Average Claim Costs - Hardboard

Average claims costs declining

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1980s
1990s
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
1999
2000
2001
2002

Projected versus Actual Claims Payments – Hardboard Siding

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Over the last 5 quarters actual claims costs have been close to projected costs

		Projected Costs $ millions	Actual Costs $ millions
2001	4Q	32	32
2002	1Q	39	28
	2Q	34	34
	3Q	29	32
	4Q	24	28
	Total	159	153

Excludes administrative fees and attorneys' fees

Process for Determining New Provision

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- Commissioned 2 independent studies
- Use of history to get greater certainty
- Previous estimates not driven by claims history due to insufficient data

Revised Projections

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Focus on Hardboard Siding which accounts for 85% of all claims payments

Assumptions – 3Q01 charge

- Hardboard
  - Claims growth continues through 1Q 2002, but then declines by 50% per year

Assumptions – 4Q02 charge

- Hardboard
  - # Claims filed at slightly above current levels until January 2005
  - # Claims decline by about 70% in 2005, then stay flat

Additional Legal Provision

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	$ Millions
Reserve Balance as of 12/30/02 before Adjustment	57
Additional Provision in 4Q02	450
Reserve Balance as of 12/31/02	507

Summary

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- Cash costs of siding/roofing claims not increasing
- New reserve reflects recent claims experience
- Insurance recoveries likely to be higher and will partly offset

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